 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                     July 15, 2015

HOMELAND RESOURCES LTD.
(Exact name of registrant as specified in its charter)

NEVADA	000-55282	26-0841675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3395 S. Jones Boulevard, #169 Las Vegas, Nevada		89146
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code		(877) 503-4299

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02        TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

Agreement with Telesecurity Sciences, Inc.

Homeland Resources Ltd.’s (the “Company’s”) agreement (the “Original Agreement”) dated January 8, 2015, as amended, with TeleSecurity Sciences Inc. (“TSS”) expired on July 15, 2015.  The Company advises that negotiations and discussions are still ongoing with TeleSecurity Sciences Inc. (“TSS”) to acquire a division or project of TSS.  Because it is anticipated that any new agreement will be on a substantial different basis, the Company determined to allow the Original Agreement to expire.  The Company remains optimistic that a new agreement will be reached with TSS but there is no assurance until an agreement is actually concluded.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMELAND RESOURCES LTD.
Date: July 16, 2015
	By:	/s/ David St. James
David St. James
Secretary and Treasurer